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CONFIDENTIAL
Execution Version

AMENDMENT NO. 1 TO LICENSE AGREEMENT
This Amendment No. 1 to License Agreement (this “First Amendment”) is entered into and effective as of December 2, 2025 (the “First Amendment Effective Date”), by and between Paragon Therapeutics, Inc., a Delaware corporation (“Paragon”), and Crescent Biopharma Operating Company, LLC, a Delaware limited liability company (“Crescent”), and amends that certain License Agreement, dated as of April 28, 2025, by and between Paragon and Crescent (the “License Agreement”). Paragon and Crescent are also referred to herein individually as a “Party,” or collectively as the “Parties.”
RECITALS
Whereas, pursuant to the License Agreement, Paragon granted Crescent an exclusive license to develop, manufacture and commercialize certain bispecific antibodies Directed To PD-1 and VEGF discovered by Paragon (the “Licensed Product”) in the Field in the Territory; and
Whereas, Crescent desires to enter into a sublicense agreement (the “Sublicense Agreement”) with respect to the Licensed Product for the China Territory (as defined below).
Whereas, as set forth in this First Amendment, the Parties desire to amend certain terms of the License Agreement for the sole purpose of accommodating terms and conditions of the Sublicense Agreement that may otherwise result in one or more inconsistencies between the two agreements.
Now Therefore, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:
AGREEMENT
1.Definitions. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to such terms in the License Agreement. The following capitalized terms will have the following definitions:
(i)“China Territory” means the People’s Republic of China, including mainland China, Hong Kong Special Administrative Region, Macau Special Administrative Region, and Taiwan.

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(ii)“Sublicensee” means Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd., the counterparty to Crescent under the Sublicense Agreement and its successors and permitted assigns thereunder.
2.Amendments to License Agreement.
(i)Section 3.3 of the License Agreement is hereby amended by adding the following to the end of the paragraph:
“Notwithstanding the provisions of the preceding sentence to the contrary, solely with respect to Sublicensee’s material development efforts under the Sublicense Agreement, Crescent may provide its report summarizing material development efforts for the China Territory after [***] of each year during the Term with respect to Sublicensees’ material development efforts, to the extent such information was not reasonably able to be included in the previously delivered report for that period.”
(ii)Section 4.1 of the License Agreement is hereby amended by deleting the second sentence and replacing it with the following:
“Crescent shall, within [***] days after it or its Affiliates achieve such Milestone or within [***] days after it learns that its or its Affiliate’s Sublicensee has achieved such Milestone, make the corresponding Milestone Payment to Paragon or Paragon’s designee(s).”
(iii)Section 4.3 of the License Agreement is hereby amended by replacing “[***]” with “[***]”.
(iv)Section 6.5 of the License Agreement is hereby amended by adding the following to the end of the paragraph:
“Notwithstanding the foregoing, Paragon acknowledges that Crescent may issue a press release jointly with Sublicensee in connection with the sublicense of the rights granted to Crescent under Section 2.1 of this Agreement. Crescent shall use reasonable efforts to provide Paragon with the opportunity to review and comment on such press release prior to public disclosure.”
(v)Solely with respect to indemnification obligations of Crescent under Section 9.1 of the License Agreement arising out of the Sublicense Agreement, Section 9.1 of the License Agreement is amended by adding “[***]” after “expenses and costs” in the first sentence.
3.No Further Amendments. This First Amendment is made in accordance with Section 10.3 of the License Agreement. Except as expressly set forth herein, the License Agreement shall remain unmodified and in full force and effect. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein,

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operate as a waiver of any right, power or remedy of the Parties to License Agreement, nor constitute a waiver of any provision of the License Agreement. In the event of a conflict between the terms of this First Amendment and the License Agreement, the terms of this First Amendment shall control.
4.Miscellaneous. This First Amendment, together with the License Agreement, constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes all negotiations, representations, prior discussions and preliminary agreements between the Parties relating to the subject matter of this First Amendment and the License Agreement.
5.Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument. This First Amendment may be executed by facsimile or PDF signatures, which signatures shall have the same force and effect as original signatures.
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In Witness Whereof, the Parties hereto have executed this Amendment No. 1 to License Agreement on the First Amendment Effective Date.

Paragon Therapeutics, Inc. By: /s/ Keri Lantz Name: Keri Lantz Title: Chief Financial Officer	Crescent Biopharma Operating Company, LLC By: /s/ Joshua Brumm Name: Joshua Brumm Title: Chief Executive Officer